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                 [LETTERHEAD MENDELSOHN KARY BELL & NATOLI LLP]


                                AUDITOR'S CONSENT

As independent public accountants, we hereby consent to the use of our report dated November 29, 1997 and to all references to our firm in this Form 8-K/A.



                                              Mendelsohn Kary Bell & Natoli, LLP

New York, New York,
February 2, 1998